Exhibit 99.1

Electronic Arts Reports Q3 FY20 Financial Results

REDWOOD CITY, CA - January 30, 2020 - Electronic Arts Inc. (NASDAQ: EA) today announced preliminary financial results for its third fiscal quarter ended December 31, 2019.

News and ongoing updates regarding EA and its games are available on EA’s blog at www.ea.com/news.

“It was an excellent third quarter, with our new games and live services delighting more players around the world,” said CEO Andrew Wilson. “Our amazing creative teams at Electronic Arts continue to deliver some of the most high-quality, innovative and engaging experiences and content to a growing global audience.”

“Over the last twelve months, we have delivered record live services revenue, live services net bookings and operating cash flow,” said COO and CFO Blake Jorgensen. “Our broad-based business model reduces our dependence on individual titles and enables us to deliver financial results for our shareholders by providing a constant stream of high-quality entertainment for our players. We expect live services to continue to drive growth in fiscal 2021 and for growth to accelerate in fiscal 2022, led by a new Battlefield.”

Selected Operating Highlights and Metrics

•	Digital net bookings* for the trailing twelve months was $4.128 billion, up 15% year-over-year and now represents 77% of total net bookings.

•	During the quarter, EA launched Plants vs. Zombies: Battle for NeighborvilleTM, Need for SpeedTM Heat and Star Wars Jedi: Fallen OrderTM.

•	FIFA Ultimate TeamTM matches were up nearly 40% year-over-year from launch through Q3.

•	During the quarter, The SimsTM 4 surpassed 20 million unique players worldwide life-to-date.

* Net bookings is defined as the net amount of products and services sold digitally or sold-in physically in the period. Net bookings is calculated by adding total net revenue to the change in deferred net revenue for online-enabled games and mobile platform fees.

Selected Financial Highlights and Metrics
All financial measures are presented on a GAAP basis.

•	Net cash from operating activities was $1.104 billion for the quarter and a record $1.898 billion for the trailing twelve months.

•	EA repurchased 3.1 million shares for $305 million during the quarter, bringing the total for the last twelve months to 12.8 million shares for $1.217 billion.

Quarterly Financial Highlights

	Three Months Ended
	December 31,
	2019	2018
(in $ millions, except per share amounts)
Digital net revenue	1,124	908
Packaged goods and other net revenue	469	381
Total net revenue	1,593	1,289

Net income	346	262
Earnings per share	1.18	0.86

Operating cash flow	1,104	954

Value of shares repurchased	305	292
Number of shares repurchased	3.1	3.2

The following GAAP-based financial data and tax rate of 18% was used internally by company management to adjust its GAAP results in order to assess EA’s operating results:

	Three Months Ended December 31, 2019
		GAAP-Based Financial Data
(in $ millions)	Statement of Operations	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Mobile platform fees	Stock-based compensation
Total net revenue	1,593	—	428	(43)	—
Cost of revenue	508	(5)	—	(43)	(1)
Gross profit	1,085	5	428	—	1
Total operating expenses	724	(7)	—	—	(90)
Operating income	361	12	428	—	91
Interest and other income, net	13	—	—	—	—
Income before provision for income taxes	374	12	428	—	91
Number of shares used in computation:
Diluted	294

For more information about the nature of the GAAP-based financial data, please refer to EA’s Form 10-Q for the fiscal quarter ended September 30, 2019.

TTM Financial Highlights

	Twelve Months Ended
	December 31,
	2019	2018
(in $ millions)
Digital net revenue	4,160	3,747
Packaged goods and other net revenue	1,228	1,547
Total net revenue	5,388	5,294

Net income	2,830*	1,417

Operating cash flow	1,898	1,563

Value of shares repurchased	1,217	1,039
Number of shares repurchased	12.8	9.0

*Includes the impact of one-time tax benefits recognized in the fiscal quarters ended June 30 and September 30, 2019.

The following GAAP-based financial data and tax rate of 18% was used internally by company management to adjust its GAAP results in order to assess EA’s operating results:

	Twelve Months Ended December 31, 2019
		GAAP-Based Financial Data
(in $ millions)	Statement of Operations	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Mobile platform fees	Stock-based compensation
Total net revenue	5,388	—	139	(165)	—
Cost of revenue	1,376	(10)	—	(165)	(4)
Gross profit	4,012	10	139	—	4
Total operating expenses	2,772	(37)	—	—	(325)
Operating income	1,240	47	139	—	329
Interest and other income, net	73	—	—	—	—
Income before provision for income taxes	1,313	47	139	—	329

For more information about the nature of the GAAP-based financial data, please refer to EA’s Form 10-Q for the fiscal quarter ended September 30, 2019.

Operating Metric
The following is a calculation of our total net bookings for the periods presented:

	Three Months Ended December 31,		TTM Ended December 31,
	2019	2018	2019	2018
(in $ millions)
Total net revenue	1,593	1,289	5,388	5,294
Change in deferred net revenue (online-enabled games)	428	368	139	(318)
Mobile platform fees	(43)	(48)	(165)	(141)
Net bookings	1,978	1,609	5,362	4,835

Business Outlook as of January 30, 2020
The following forward-looking statements reflect expectations as of January 30, 2020. Electronic Arts assumes no obligation to update these statements. Results may be materially different and are affected by many factors detailed in this release and in EA’s annual and quarterly SEC filings.

Fiscal Year 2020 Expectations – Ending March 31, 2020

Financial metrics:

•	Net revenue is expected to be approximately $5.475 billion.

◦	Change in deferred net revenue (online-enabled games) is expected to be approximately $(165) million.

◦	Mobile platform fees are expected to be approximately $(160) million.

•	Net income is expected to be approximately $2.929 billion.

•	Diluted earnings per share is expected to be approximately $9.90.

•	Operating cash flow is expected to be approximately $1.725 billion.

•	The Company estimates a share count of 296 million for purposes of calculating fiscal year 2020 diluted earnings per share.

Operational metric:

•	Net bookings is expected to be approximately $5.150 billion.

In addition, the following outlook for GAAP-based financial data and a long-term tax rate of 18% are used internally by EA to adjust our GAAP expectations to assess EA’s operating results and plan for future periods:

	Twelve Months Ending March 31, 2020
		GAAP-Based Financial Data
	GAAP Guidance	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Mobile platform fees	Stock-based compensation
(in $ millions)
Digital net revenue	4,255	—	(95)	(160)	—
Packaged goods & other net revenue	1,220	—	(70)	—	—
Total net revenue	5,475	—	(165)	(160)	—
Cost of revenue	1,357	(12)	—	(160)	(3)
Operating expense	2,730	(28)	—	—	(347)
Income before provision for income taxes	1,453	40	(165)	—	350
Net income	2,929
Number of shares used in computation:
Diluted shares	296

Fourth Quarter Fiscal Year 2020 Expectations – Ending March 31, 2020

Financial metrics:

•	Net revenue is expected to be approximately $1.325 billion.

◦	Change in deferred net revenue (online-enabled games) is expected to be approximately $(131) million.

◦	Mobile platform fees are expected to be approximately $(42) million.

•	Net income is expected to be approximately $308 million.

•	Diluted earnings per share is expected to be approximately $1.05.

•	The Company estimates a share count of 293 million for purposes of calculating fourth quarter fiscal year 2020 diluted earnings per share.

Operational metric:

•	Net bookings is expected to be approximately $1.152 billion.

In addition, the following outlook for GAAP-based financial data and a long-term tax rate of 18% are used internally by EA to adjust our GAAP expectations to assess EA’s operating results and plan for future periods:

	Three Months Ending March 31, 2020
		GAAP-Based Financial Data
	GAAP Guidance	Acquisition-related expenses	Change in deferred net revenue (online-enabled games)	Mobile platform fees	Stock-based compensation
(in $ millions)
Total net revenue	1,325	—	(131)	(42)	—
Cost of revenue	257	(3)	—	(42)	—
Operating expense	724	(7)	—	—	(94)
Income before provision for income taxes	359	10	(131)	—	94
Net Income	308
Number of shares used in computation:
Diluted shares	293

For more information about the nature of the GAAP-based financial data, please refer to EA’s Form 10-Q for the fiscal quarter ended September 30, 2019.

Conference Call and Supporting Documents

Electronic Arts will host a conference call on Thursday, January 30, 2020 at 2:00 pm PT (5:00 pm ET) to review its results for the fiscal third quarter ended December 31, 2019 and its outlook for the future. During the course of the call, Electronic Arts may disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live through the following dial-in number (866) 393-4306 (domestic) or (734) 385-2616 (international), using the Conference ID 4098898 or via webcast at EA’s IR Website at http://ir.ea.com.

EA has posted a slide presentation, a financial model of EA’s historical results and guidance, and an Investor Accounting FAQ on EA’s IR Website. After the conference call, EA will also post the prepared remarks and a transcript from the conference call on EA’s IR Website.

A dial-in replay of the conference call will be available until February 13, 2020 at (855) 859-2056 (domestic) or (404) 537-3406 (international) using pin code 4098898. An audio webcast replay of the conference call will be available for one year on EA’s IR Website.

Forward-Looking Statements

Some statements set forth in this release, including the information relating to EA’s fiscal 2020 expectations under the heading “Business Outlook as of January 30, 2020,” and other information regarding EA's fiscal 2020, fiscal 2021 and fiscal 2022 expectations contain forward-looking statements that are subject to change.  Statements including words such as “anticipate,” “believe,” “expect,” “intend,” “estimate,” “plan,” “predict,” “seek,” “goal,” “will,” “may,” “likely,” “should,” “could” (and the negative of any of these terms), “future” and similar expressions also identify forward-looking statements. These forward-looking statements are not guarantees of future performance and reflect management’s current expectations. Our actual results could differ materially from those discussed in the forward-looking statements.

Some of the factors which could cause the Company’s results to differ materially from its expectations include the following: sales of the Company’s products and services; the Company’s ability to develop and support digital products and services, including managing online security and privacy; outages of our products, services and technological infrastructure; the Company’s ability to manage expenses; the competition in the interactive entertainment industry; governmental regulations; the effectiveness of the Company’s sales and marketing programs; timely development and release of the Company’s products and services; the Company’s ability to realize the anticipated benefits of acquisitions; the consumer demand for, and the availability of an adequate supply of console hardware units; the Company’s ability to predict consumer preferences among competing platforms; the Company’s ability to develop and implement new technology; foreign currency exchange rate fluctuations; general economic conditions; changes in our tax rates or tax laws; and other factors described in Part II, Item 1A of Electronic Arts’ latest Quarterly Report on Form 10-Q under the heading “Risk Factors”, as well as in other documents we have filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended March 31, 2019.

These forward-looking statements are current as of January 30, 2020. Electronic Arts assumes no obligation to revise or update any forward-looking statement for any reason, except as required by law. In addition, the preliminary financial results set forth in this release are estimates based on information currently available to Electronic Arts.

While Electronic Arts believes these estimates are meaningful, they could differ from the actual amounts that Electronic Arts ultimately reports in its Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2019.  Electronic Arts assumes no obligation and does not intend to update these estimates prior to filing its Form 10-Q for the fiscal quarter ended December 31, 2019.

About Electronic Arts

Electronic Arts (NASDAQ: EA) is a global leader in digital interactive entertainment. The Company develops and delivers games, content and online services for Internet-connected consoles, mobile devices and personal computers.

In fiscal year 2019, EA posted GAAP net revenue of $4.95 billion. Headquartered in Redwood City, California, EA is recognized for a portfolio of critically acclaimed, high-quality brands such as EA SPORTS™ FIFA, Battlefield™, Apex Legends™, The Sims™, Madden NFL, Need for Speed™, Titanfall™ and Plants vs. Zombies™. More information about EA is available at www.ea.com/news.

EA SPORTS, Battlefield, The Sims, Need for Speed, Apex Legends, Ultimate Team, Plants vs. Zombies and Plants vs. Zombies: Battle for Neighborville are trademarks of Electronic Arts Inc. STAR WARS © & TM 2019 Lucasfilm Ltd. All rights reserved. John Madden, NFL and FIFA are the property of their respective owners and used with permission.

For additional information, please contact:

Chris Evenden	John Reseburg
Vice President, Investor Relations	Vice President, Corporate Communications
650-628-0255	650-628-3601
cevenden@ea.com	jreseburg@ea.com

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Operations
(in $ millions, except per share data)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2019	2018	2019	2018
Net revenue
Product	701	552	1,435	1,377
Service and other	892	737	2,715	2,335
Total net revenue	1,593	1,289	4,150	3,712
Cost of revenue
Product	216	175	444	465
Service and other	292	238	656	581
Total cost of revenue	508	413	1,100	1,046
Gross profit	1,085	876	3,050	2,666
Operating expenses:
Research and development	389	334	1,157	1,035
Marketing and sales	202	187	464	473
General and administrative	126	106	364	337
Acquisition-related contingent consideration	2	1	5	3
Amortization of intangibles	5	6	16	18
Total operating expenses	724	634	2,006	1,866
Operating income	361	242	1,044	800
Interest and other income (expense), net	13	23	50	60
Income before provision for (benefit from) income taxes	374	265	1,094	860
Provision for (benefit from) income taxes	28	3	(1,527)	50
Net income	346	262	2,621	810
Earnings per share
Basic	1.18	0.87	8.91	2.66
Diluted	1.18	0.86	8.85	2.64
Number of shares used in computation
Basic	292	302	294	304
Diluted	294	304	296	307

Results (in $ millions, except per share data)
The following table reports the variance of the actuals versus our guidance provided on October 29, 2019 for the three months ended December 31, 2019 plus a comparison to the actuals for the three months ended December 31, 2018.

	Three Months Ended December 31,
	2019		2019	2018
	Guidance	Variance	Actuals	Actuals
Net revenue
Net revenue	1,510	83	1,593	1,289
GAAP-based financial data
Change in deferred net revenue (online-enabled games)	470	(42)	428	368
Mobile platform fees	(40)	(3)	(43)	(48)
Cost of revenue
Cost of revenue	482	26	508	413
GAAP-based financial data
Acquisition-related expenses	(6)	1	(5)	(1)
Stock-based compensation	—	(1)	(1)	(1)
Mobile platform fees	(40)	(3)	(43)	(48)
Operating expenses
Operating expenses	733	(9)	724	634
GAAP-based financial data
Acquisition-related expenses	(5)	(2)	(7)	(7)
Stock-based compensation	(95)	5	(90)	(74)
Income before tax
Income before tax	306	68	374	265
GAAP-based financial data
Acquisition-related expenses	11	1	12	8
Change in deferred net revenue (online-enabled games)	470	(42)	428	368
Mobile platform fees	—	—	—	—
Stock-based compensation	95	(4)	91	75
Tax rate used for management reporting	18%		18%	18%
Earnings per share
Basic	0.93	0.25	1.18	0.87
Diluted	0.92	0.26	1.18	0.86
Number of shares
Basic	294	(2)	292	302
Diluted	295	(1)	294	304

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Balance Sheets
(in $ millions)

	December 31, 2019	March 31, 2019[1]
ASSETS
Current assets:
Cash and cash equivalents	3,603	4,708
Short-term investments	1,999	737
Receivables, net	798	623
Other current assets	229	313
Total current assets	6,629	6,381
Property and equipment, net	439	448
Goodwill	1,892	1,892
Acquisition-related intangibles, net	62	87
Deferred income taxes, net	1,828	35
Other assets	311	114
TOTAL ASSETS	11,161	8,957
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	61	113
Accrued and other current liabilities	1,204	1,052
Deferred net revenue (online-enabled games)	1,073	1,100
Total current liabilities	2,338	2,265
Senior notes, net	995	994
Income tax obligations	352	233
Deferred income taxes, net	2	2
Other liabilities	237	132
Total liabilities	3,924	3,626

Stockholders’ equity:
Common stock	3	3
Retained earnings	7,267	5,358
Accumulated other comprehensive loss	(33)	(30)
Total stockholders’ equity	7,237	5,331
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	11,161	8,957

1Derived from audited consolidated financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Cash Flows
(in $ millions)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2019	2018	2019	2018
OPERATING ACTIVITIES
Net income	346	262	2,621	810
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	39	34	111	108
Stock-based compensation	91	75	256	211
Change in assets and liabilities
Receivables, net	59	151	(176)	(271)
Other assets	43	21	76	41
Accounts payable	(84)	(97)	(33)	35
Accrued and other liabilities	176	148	264	123
Deferred income taxes, net	7	5	(1,793)	(89)
Deferred net revenue (online-enabled games)	427	355	(27)	(20)
Net cash provided by operating activities	1,104	954	1,299	948
INVESTING ACTIVITIES
Capital expenditures	(28)	(21)	(100)	(84)
Proceeds from maturities and sales of short-term investments	582	509	1,375	955
Purchase of short-term investments	(637)	(115)	(2,621)	(1,144)
Acquisitions, net of cash acquired	—	—	—	(58)
Net cash provided by (used in) investing activities	(83)	373	(1,346)	(331)
FINANCING ACTIVITIES
Proceeds from issuance of common stock	1	—	34	36
Cash paid to taxing authorities for shares withheld from employees	(31)	(20)	(86)	(116)
Repurchase and retirement of common stock	(305)	(292)	(916)	(891)
Payment of contingent consideration	(26)	—	(90)	—
Net cash used in financing activities	(361)	(312)	(1,058)	(971)
Effect of foreign exchange on cash and cash equivalents	3	(9)	—	(17)
Change in cash and cash equivalents	663	1,006	(1,105)	(371)
Beginning cash and cash equivalents	2,940	2,881	4,708	4,258
Ending cash and cash equivalents	3,603	3,887	3,603	3,887

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions, except per share data)

	Q3	Q4	Q1	Q2	Q3	YOY %
	FY19	FY19	FY20	FY20	FY20	Change
Net revenue
Net revenue	1,289	1,238	1,209	1,348	1,593	24%
GAAP-based financial data
Change in deferred net revenue (online-enabled games)[2]	368	173	(427)	(35)	428
Mobile platform fees	(48)	(47)	(39)	(36)	(43)
Gross profit
Gross profit	876	962	1,022	943	1,085	24%
Gross profit (as a % of net revenue)	68%	78%	85%	70%	68%
GAAP-based financial data
Acquisition-related expenses	1	1	2	2	5
Change in deferred net revenue (online-enabled games)[2]	368	173	(427)	(35)	428
Mobile platform fees	—	—	—	—	—
Stock-based compensation	1	1	1	1	1
Operating income
Operating income	242	196	415	268	361	49%
Operating income (as a % of net revenue)	19%	16%	34%	20%	23%
GAAP-based financial data
Acquisition-related expenses	8	17	8	10	12
Change in deferred net revenue (online-enabled games)[2]	368	173	(427)	(35)	428
Stock-based compensation	75	73	73	92	91
Net income
Net income	262	209	1,421	854	346	32%
Net income (as a % of net revenue)	20%	17%	118%	63%	22%
GAAP-based financial data
Acquisition-related expenses	8	17	8	10	12
Change in deferred net revenue (online-enabled games)[2]	368	173	(427)	(35)	428
Stock-based compensation	75	73	73	92	91
Tax rate used for management reporting	18%	18%	18%	18%	18%
Diluted earnings per share	0.86	0.69	4.75	2.89	1.18	37%
Number of diluted shares used in computation
Basic	302	299	297	295	292
Diluted	304	301	299	296	294

2The change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows does not necessarily equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of operations primarily due to the impact of unrecognized gains/losses on cash flow hedges.

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions)

	Q3	Q4	Q1	Q2	Q3	YOY %
	FY19	FY19	FY20	FY20	FY20	Change
QUARTERLY NET REVENUE PRESENTATIONS
Net revenue by composition
Full game downloads	247	169	132	180	286	16%
Live services	480	714	731	573	677	41%
Mobile[3]	181	182	186	169	161	(11%)
Total digital	908	1,065	1,049	922	1,124	24%
Packaged goods and other	381	173	160	426	469	23%
Total net revenue	1,289	1,238	1,209	1,348	1,593	24%
Total digital	70%	86%	87%	68%	71%
Packaged goods and other	30%	14%	13%	32%	29%
Total net revenue %	100%	100%	100%	100%	100%
GAAP-based financial data
Full game downloads	26	44	(57)	(5)	31
Live services	304	131	(227)	(80)	316
Mobile	9	—	(25)	(11)	16
Total digital	339	175	(309)	(96)	363
Packaged goods and other	29	(2)	(118)	61	65
Total change in deferred net revenue (online-enabled games) by composition[2]	368	173	(427)	(35)	428
Mobile platform fees	(48)	(47)	(39)	(36)	(43)

Net revenue by platform
Console	885	826	760	923	1,163	31%
PC/Browser	217	217	249	242	257	18%
Mobile	181	190	196	177	169	(7%)
Other	6	5	4	6	4	(33%)
Total net revenue	1,289	1,238	1,209	1,348	1,593	24%
GAAP-based financial data
Console	323	87	(344)	8	388
PC/Browser	33	88	(59)	(31)	24
Mobile	11	(2)	(25)	(11)	16
Other	1	—	1	(1)	—
Total change in deferred net revenue (online-enabled games) by platform[2]	368	173	(427)	(35)	428
Mobile platform fees	(48)	(47)	(39)	(36)	(43)

2The change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows does not necessarily equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of operations primarily due to the impact of unrecognized gains/losses on cash flow hedges.

3Mobile Digital only: excludes non-Digital mobile items such as licensing

ELECTRONIC ARTS INC. AND SUBSIDIARIES
Unaudited Supplemental Financial Information and Business Metrics
(in $ millions)

	Q3	Q4	Q1	Q2	Q3	YOY %
	FY19	FY19	FY20	FY20	FY20	Change
CASH FLOW DATA
Operating cash flow	954	599	158	37	1,104	16%
Operating cash flow - TTM	1,563	1,547	1,585	1,748	1,898	21%
Capital expenditures	21	35	45	27	28	33%
Capital expenditures - TTM	104	119	132	128	135	30%
Repurchase and retirement of common stock	292	301	305	306	305	4%
DEPRECIATION
Depreciation expense	30	31	30	30	29	(3%)
BALANCE SHEET DATA
Cash and cash equivalents	3,887	4,708	3,533	2,940	3,603
Short-term investments	1,274	737	1,654	1,943	1,999
Cash and cash equivalents, and short-term investments	5,161	5,445	5,187	4,883	5,602	9%
Receivables, net	806	623	329	856	798	(1%)
STOCK-BASED COMPENSATION
Cost of revenue	1	1	1	1	1
Research and development	49	49	49	61	60
Marketing and sales	8	9	7	10	10
General and administrative	17	14	16	20	20
Total stock-based compensation	75	73	73	92	91